UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2007

Standard Parking Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50796	16-1171179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Suite 1600 Chicago, Illinois	60611
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (312) 274-2000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

On October 31, 2007, Standard Parking Corporation issued a press release setting forth its third quarter 2007 earnings. A copy of SPC's press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

Exhibit Index

99     Press release, dated October 31, 2007, issued by Standard Parking Corporation

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Standard Parking Corporation (Registrant)
October 31, 2007 (Date)	/s/ G. MARC BAUMANN G. Marc Baumann Chief Financial Officer